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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): September 5, 2000


                          UNITED INDUSTRIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


              1-4252                                     95-2081809
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     (Commission File Number)               (I.R.S. Employer Identification No.)



570 LEXINGTON AVENUE, NEW YORK, NY                               10022
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(Address of Principal Executive offices)                       (Zip Code)


                                 (212) 752-8787
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               (Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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78495.0025

ITEM 5.   OTHER EVENTS

          On September 6, 2000, the Registrant issued a press release announcing that it had signed a definitive agreement to sell its Transportation Systems business to RailWorks Corporation. The primary consideration to be received by the Registrant for the transaction is the assumption by RailWorks Corporation of certain liabilities of the Transportation Systems business, including performance bonds. The definitive agreement and the press release, which are filed as Exhibits 2 and 99 to this Form 8-K, respectively, and which are hereby incorporated by reference, contain a more complete description of such event.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.                    Exhibit
-----------                    -------

    2. Asset Purchase Agreement dated as of September 5, 2000 between RailWorks Corporation, RailWorks Transit Vehicle Group, Inc., the Registrant and AAI Corporation.

   99. Press Release, dated September 6, 2000, announcing the signing of a definitive agreement to sell the Transportation Systems business to RailWorks Corporation.









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
                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        United Industrial Corporation

Date: September 7, 2000.                By: /s/ James H. Perry
                                            ---------------------------------
                                            James H. Perry
                                            Chief Financial Officer,
                                            Vice President and Treasurer














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
                                  EXHIBIT INDEX



Exhibit No.                                Exhibit
-----------                                -------

    2. Asset Purchase Agreement dated as of September 5, 2000 between RailWorks Corporation, RailWorks Transit Vehicle Group, Inc., the Registrant and AAI Corporation.

   99. Press Release, dated September 6, 2000, announcing the signing of a definitive agreement to sell the Transportation Systems business to RailWorks Corporation.















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